                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 25, 2002

                                INFOGRAMES, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016

                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits. The following exhibit is filed as a part of this report:

                Exhibit No.   Description of Exhibit
                -----------   ----------------------
                   99.1           Press Release


ITEM 9.  REGULATION FD DISCLOSURE.

         On April 25, 2002, Infogrames, Inc. (the "Company") issued a press release announcing that the Company has signed a purchase agreement to acquire Shiny Entertainment, Inc. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        INFOGRAMES, INC.

                                        By:/s/ Bruno Bonnell
                                           -------------------------------
                                               Bruno Bonnell, Chairman and
                                               Chief Executive Officer

Date: April 25, 2002


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